                                                                    Exhibit 32.2

Certification Required by 18 U.S.C. Section 1350 (As Adopted Pursuant to Section
                     906 of The Sarbanes-Oxley Act Of 2002)

I, Grant Barber, the Corporate Vice President and Chief Financial Officer of Acterna Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003

/s/ Grant Barber
---------------------------
Grant Barber
Corporate Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.